Exhibit 99.1

Shake Shack Announces Second Quarter 2025 Financial Results
▪Total revenue of $356.5 million, up 12.6% versus 2024, including $343.2 million of Shack sales and $13.3 million of Licensing revenue.
▪System-wide sales of $549.9 million, up 13.7% versus 2024.
▪Same-Shack sales up 1.8% versus 2024.
▪Operating income of $22.4 million versus operating income of $10.8 million in 2024.
•Restaurant-level profit(1) of $82.2 million, or 23.9% of Shack sales.
▪Net income of $18.5 million versus net income of $10.4 million in 2024.
•Adjusted EBITDA(1) of $58.9 million, up 24.8% versus 2024.
▪Net income attributable to Shake Shack Inc. of $17.1 million, or earnings of $0.41 per diluted share.
•Adjusted pro forma net income(1) of $19.5 million, or earnings of $0.44 per fully exchanged and diluted share.
▪Opened 13 new Company-operated Shacks, including two drive-thrus. Opened nine new licensed Shacks.
NEW YORK, NY (Business Wire) — July 31, 2025 — Shake Shack Inc. (“Shake Shack” or the “Company”) (NYSE: SHAK) has posted its results for the second quarter of 2025 in a Shareholder Letter in the Quarterly Results section of the Company's Investor Relations website, which can be found here: Q2 2025 Shake Shack Shareholder Letter.

Shake Shack will host a conference call at 8:00 a.m. ET. Hosting the call will be Robert Lynch, Chief Executive Officer, and Katherine Fogertey, Chief Financial Officer. The conference call can be accessed live over the phone by dialing (877) 407-0792, or for international callers by dialing (201) 689-8263. A replay of the call will be available until August 7, 2025 by dialing (844) 512-2921 or for international callers by dialing (412) 317-6671; the passcode is 13753940.

The live audio webcast of the conference call will be accessible in the Events & Presentations section of the Company's Investor Relations website at investor.shakeshack.com. An archived replay of the webcast will also be available shortly after the live event has concluded.

(1)Restaurant-level profit, Adjusted EBITDA and Adjusted pro forma net income are non-GAAP measures. A reconciliation to the most directly comparable financial measures presented in accordance with GAAP is set forth in the schedules accompanying this release. See “Non-GAAP Financial Measures” below.

Exhibit 99.1
About Shake Shack
Shake Shack serves elevated versions of American classics using only the best ingredients. It’s known for its delicious made-to-order Angus beef burgers, crispy chicken, hand-spun milkshakes, house-made lemonades, beer, wine, and more. With its high-quality food at a great value, warm hospitality, and a commitment to crafting uplifting experiences, Shake Shack quickly became a cult-brand with widespread appeal. Shake Shack’s purpose is to Stand For Something Good®, from its premium ingredients and employee development, to its inspiring designs and deep community investment. Since the original Shack opened in 2004 in NYC’s Madison Square Park, the Company has expanded to over 600 locations system-wide, including over 390 in 34 U.S. States and the District of Columbia, and over 210 international locations across London, Hong Kong, Shanghai, Singapore, Mexico City, Istanbul, Dubai, Tokyo, Seoul and more.

Skip the line with the Shack App, a mobile ordering app that lets you save time by ordering ahead! Guests can select their location, pick their food, choose a pickup time and their meal will be cooked-to-order and timed to arrival. Available on iOS and Android.
Media:
Meg Davis, Shake Shack
mcastranova@shakeshack.com
Investor Relations:
Melissa Calandruccio, ICR
Michelle Michalski, ICR
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com

Definitions
The following definitions apply to these terms as used in this release:
"Shack sales" is defined as the aggregate sales of food, beverages, gift card breakage income and Shake Shack branded merchandise at Company-operated Shacks and excludes sales from licensed Shacks.
“System-wide sales” is an operating measure and consists of sales from Company-operated Shacks and licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees.
"Same-Shack sales" represents Shack sales for the comparable Shack base, which is defined as the number of Company-operated Shacks open for 24 full fiscal months or longer. For consecutive days that Shacks were temporarily closed, the comparative period was also adjusted.
"Restaurant-level profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
"Restaurant-level profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales.
“EBITDA,” a non-GAAP measure, is defined as Net income before interest expense (net of interest income), Income tax expense, and Depreciation and amortization expense.
“Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, Impairments, loss on disposal of assets, and Shack closures, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
"Adjusted pro forma net income," a non-GAAP measure, represents Net income attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly reflected to its core operations and may not be indicative of its recurring business operations.

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share and per share amounts)

	June 25 2025	December 25 2024
ASSETS
Current assets:
Cash and cash equivalents	$336,804	$320,714
Accounts receivable, net	21,201	19,687
Inventories	6,028	6,014
Prepaid expenses and other current assets	26,810	21,801
Total current assets	390,843	368,216
Property and equipment, net of accumulated depreciation of $506,081 and $457,186, respectively.	577,054	551,600
Operating lease assets	453,844	424,611
Deferred income taxes, net	340,897	341,586
Other assets	12,395	10,958
TOTAL ASSETS	$1,775,033	$1,696,971
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$20,662	$23,609
Accrued expenses	79,741	63,005
Accrued wages and related liabilities	23,294	25,422
Operating lease liabilities, current	59,133	55,739
Other current liabilities	21,220	19,538
Total current liabilities	204,050	187,313
Long-term debt	247,207	246,683
Long-term operating lease liabilities	525,998	494,499
Liabilities under tax receivable agreement, net of current portion	247,625	247,017
Other long-term liabilities	31,089	27,833
Total liabilities	1,255,969	1,203,345
Commitments and contingencies
Stockholders' equity:
Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of June 25, 2025 and December 25, 2024.	—	—
Class A common stock, $0.001 par value—200,000,000 shares authorized; 40,243,981 and 40,068,068 shares issued and outstanding as of June 25, 2025 and December 25, 2024, respectively.	40	40
Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,439,789 and 2,455,713 shares issued and outstanding as of June 25, 2025 and December 25, 2024, respectively.	2	2
Additional paid-in capital	445,682	442,993
Retained earnings	48,377	26,984
Accumulated other comprehensive loss	(4)	(1)
Total stockholders' equity attributable to Shake Shack Inc.	494,097	470,018
Non-controlling interests	24,967	23,608
Total equity	519,064	493,626
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,775,033	$1,696,971

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
(in thousands, except per share amounts)

	Thirteen Weeks Ended				Twenty-Six Weeks Ended
	June 25 2025		June 26 2024		June 25 2025		June 26 2024
Shack sales	$343,224	96.3%	$305,480	96.5%	$653,062	96.4%	$586,032	96.5%
Licensing revenue	13,242	3.7%	11,016	3.5%	24,302	3.6%	20,968	3.5%
TOTAL REVENUE	356,466	100.0%	316,496	100.0%	677,364	100.0%	607,000	100.0%
Shack-level operating expenses(1):
Food and paper costs	96,621	28.2%	85,053	27.8%	182,658	28.0%	165,306	28.2%
Labor and related expenses	88,058	25.7%	86,614	28.4%	174,726	26.8%	168,123	28.7%
Other operating expenses	50,768	14.8%	43,953	14.4%	99,030	15.2%	85,809	14.6%
Occupancy and related expenses	25,593	7.5%	23,226	7.6%	50,224	7.7%	45,414	7.7%
General and administrative expenses	40,671	11.4%	36,313	11.5%	81,311	12.0%	72,257	11.9%
Depreciation and amortization expense	26,545	7.4%	25,496	8.1%	53,088	7.8%	50,937	8.4%
Pre-opening costs	4,955	1.4%	4,014	1.3%	8,173	1.2%	6,767	1.1%
Impairments, loss on disposal of assets, and Shack closures	881	0.2%	1,045	0.3%	2,938	0.4%	1,571	0.3%
TOTAL EXPENSES	334,092	93.7%	305,714	96.6%	652,148	96.3%	596,184	98.2%
INCOME FROM OPERATIONS	22,374	6.3%	10,782	3.4%	25,216	3.7%	10,816	1.8%
Other income, net	2,850	0.8%	3,300	1.0%	5,821	0.9%	6,506	1.1%
Interest expense	(548)	(0.2)%	(527)	(0.2)%	(1,111)	(0.2)%	(1,035)	(0.2)%
INCOME BEFORE INCOME TAXES	24,676	6.9%	13,555	4.3%	29,926	4.4%	16,287	2.7%
Income tax expense	6,193	1.7%	3,173	1.0%	6,930	1.0%	3,691	0.6%
NET INCOME	18,483	5.2%	10,382	3.3%	22,996	3.4%	12,596	2.1%
Less: Net income attributable to non-controlling interests	1,335	0.4%	714	0.2%	1,603	0.2%	888	0.1%
NET INCOME ATTRIBUTABLE TO SHAKE SHACK INC.	$17,148	4.8%	$9,668	3.1%	$21,393	3.2%	$11,708	1.9%
Earnings per share of Class A common stock:
Basic	$0.43		$0.24		$0.53		$0.30
Diluted	$0.41		$0.23		$0.51		$0.28
Weighted-average shares of Class A common stock outstanding:
Basic	40,226		39,750		40,173		39,632
Diluted	41,819		41,480		41,842		41,369

(1)As a percentage of Shack sales.

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Twenty-Six Weeks Ended
	June 25 2025	June 26 2024
OPERATING ACTIVITIES
Net income (including amounts attributable to non-controlling interests)	$22,996	$12,596
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	53,088	50,937
Amortization of debt issuance costs	524	524
Amortization of cloud computing assets	1,166	1,048
Non-cash operating lease cost	42,250	37,655
Equity-based compensation	9,750	7,381
Deferred income taxes	3,785	1,311
Non-cash interest	46	(128)
Net amortization of discount on held-to-maturity securities	—	(434)
Impairments, loss on disposal of assets, and Shack closures	2,938	1,571
Changes in operating assets and liabilities:
Accounts receivable	(1,514)	933
Inventories	(14)	210
Prepaid expenses and other current assets	(2,162)	(864)
Other assets	(3,978)	(1,219)
Accounts payable	(2,164)	(1,084)
Accrued expenses	12,947	4,409
Accrued wages and related liabilities	(2,128)	1,639
Other current liabilities	(343)	(732)
Operating lease liabilities	(44,356)	(32,553)
Other long-term liabilities	3,389	1,010
NET CASH PROVIDED BY OPERATING ACTIVITIES	96,220	84,210
INVESTING ACTIVITIES
Purchases of property and equipment	(67,438)	(65,992)
Maturities of held-to-maturity marketable securities	—	66,420
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(67,438)	428
FINANCING ACTIVITIES
Payments on principal of finance leases	(2,631)	(1,918)
Distributions paid to non-controlling interest holders	(857)	(145)
Payments under tax receivable agreement	(24)	—
Net proceeds from stock option exercises	123	552
Employee withholding taxes related to net settled equity awards	(9,300)	(5,941)
NET CASH USED IN FINANCING ACTIVITIES	(12,689)	(7,452)
Effect of exchange rate changes on cash and cash equivalents	(3)	(1)
INCREASE IN CASH AND CASH EQUIVALENTS	16,090	77,185
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	320,714	224,653
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$336,804	$301,838

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

To supplement the condensed consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses the following non-GAAP financial measures: Restaurant-level profit, Restaurant-level profit margin, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share (collectively the "non-GAAP financial measures").
Restaurant-Level Profit
Restaurant-level profit is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
How This Measure Is Useful
When used in conjunction with GAAP financial measures, Restaurant-level profit and Restaurant-level profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Restaurant-level profit and Restaurant-level profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Restaurant-level profit and Restaurant-level profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.
Limitations of the Usefulness of this Measure
Restaurant-level profit and Restaurant-level profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Restaurant-level profit and Restaurant-level profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Restaurant-level profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Restaurant-level profit and Restaurant-level profit margin should be reviewed in conjunction with the Company's GAAP financial results.

Exhibit 99.1
A reconciliation of Restaurant-level profit to Income from Operations, the most directly comparable GAAP financial measure, is set forth below.

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(dollar amounts in thousands)	June 25 2025	June 26 2024	June 25 2025	June 26 2024
Income from operations	$22,374	$10,782	$25,216	$10,816
Less:
Licensing revenue	13,242	11,016	24,302	20,968
Add:
General and administrative expenses	40,671	36,313	81,311	72,257
Depreciation and amortization expense	26,545	25,496	53,088	50,937
Pre-opening costs	4,955	4,014	8,173	6,767
Impairments, loss on disposal of assets, and Shack closures	881	1,045	2,938	1,571
Adjustment:
Employee benefit charges(1)	—	445	—	445
Restaurant-level profit	$82,184	$67,079	$146,424	$121,825

Total revenue	$356,466	$316,496	$677,364	$607,000
Less: Licensing revenue	13,242	11,016	24,302	20,968
Shack sales	$343,224	$305,480	$653,062	$586,032

Restaurant-level profit margin(2)	23.9%	22.0%	22.4%	20.8%
(1)Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.
(2)As a percentage of Shack sales.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
EBITDA and Adjusted EBITDA
EBITDA, a non-GAAP measure, is defined as Net income before interest expense (net of interest income), Income tax expense and Depreciation and amortization expense. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA excluding equity-based compensation expense, Impairments, loss on the disposal of assets, and Shack closures, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.
Limitations of the Usefulness of These Measures
EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures.

Exhibit 99.1
A reconciliation of EBITDA and adjusted EBITDA to Net income, the most directly comparable GAAP measure, is set forth below.

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(dollar amounts in thousands)	June 25 2025	June 26 2024	June 25 2025	June 26 2024
Net income	$18,483	$10,382	$22,996	$12,596
Depreciation and amortization expense	26,545	25,496	53,088	50,937
Interest expense, net	500	395	1,023	368
Income tax expense	6,193	3,173	6,930	3,691
EBITDA	$51,721	$39,446	$84,037	$67,592

Equity-based compensation	5,209	3,739	9,750	7,381
Amortization of cloud-based software implementation costs	560	530	1,166	1,048
Impairments, loss on disposal of assets, and Shack closures	881	1,045	2,938	1,571
Restatement costs(1)	100	208	354	1,599
Legal settlements(2)	—	—	983	—
CEO transition costs	35	109	35	588
Severance	379	—	379	—
Employee benefit charges(3)	—	445	—	445
Other(4)	15	1,687	3	2,870
Adjusted EBITDA	$58,900	$47,209	$99,645	$83,094

Adjusted EBITDA margin(5)	16.5%	14.9%	14.7%	13.7%
(1)Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K.
(2)Expenses incurred to establish accruals related to the settlements of legal matters.
(3)Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.
(4)Expenses incurred for professional fees related to non-recurring matters.
(5)Calculated as a percentage of Total revenue, which was $356.5 million and $677.4 million for the thirteen and twenty-six weeks ended June 25, 2025, respectively, and $316.5 million and $607.0 million for the thirteen and twenty-six weeks ended June 26, 2024, respectively.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings Per Fully Exchanged and Diluted Share
Adjusted pro forma net income represents Net income attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of recurring business operations. Adjusted pro forma earnings per fully exchanged and diluted share is calculated by dividing adjusted pro forma net income by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Interests, after giving effect to the dilutive effect of outstanding equity-based awards.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share are supplemental measures of operating performance that the Company believes are useful measures to evaluate performance period over period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes these measures facilitate comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in Net income attributable to Shake Shack Inc. driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance.
Limitations of the Usefulness of These Measures
Adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share should not be considered alternatives to Net income and earnings per share, as determined under GAAP. While these measures are useful in evaluating the Company's performance, it does not account for the earnings attributable to the non-controlling interest holders and therefore does not provide a complete understanding of the Net income attributable to Shake Shack Inc. Adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share should be evaluated in conjunction with GAAP financial results.

Exhibit 99.1
A reconciliation of adjusted pro forma net income to Net income attributable to Shake Shack Inc., the most directly comparable GAAP measure, and the computation of adjusted pro forma earnings per fully exchanged and diluted share are set forth below.

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(in thousands, except per share amounts)	June 25 2025	June 26 2024	June 25 2025	June 26 2024
Numerator:
Net income attributable to Shake Shack Inc.	$17,148	$9,668	$21,393	$11,708
Adjustments:
Reallocation of Net income attributable to non-controlling interests from the assumed exchange of LLC Interests(1)	1,335	714	1,603	888
Impairment charge and Shack closures(2)	295	—	1,948	—
Restatement costs(3)	100	208	354	1,599
Employee benefit charges(4)	—	445	—	445
Legal settlements(5)	—	—	983	—
Severance	379	—	379	—
CEO transition costs	35	109	35	588
Other(6)	15	1,687	3	2,870
Tax impact of above adjustments(7)	169	(685)	(824)	(329)
Adjusted pro forma net income	$19,476	$12,146	$25,874	$17,769

Denominator:
Weighted average shares of Class A common stock outstanding—diluted	41,819	41,480	41,842	41,369
Adjustments:
Assumed exchange of weighted average LLC Interests for shares of Class A common stock(1)	2,445	2,693	2,446	2,761
Adjusted pro forma fully exchanged weighted average shares of Class A common stock outstanding—diluted	44,264	44,173	44,288	44,130

Adjusted pro forma earnings per fully exchanged share—diluted	$0.44	$0.27	$0.58	$0.40

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	June 25 2025	June 26 2024	June 25 2025	June 26 2024
Earnings per share of Class A common stock—diluted	$0.41	$0.23	$0.51	$0.28
Assumed exchange of weighted average LLC Interests for shares of Class A common stock(1)	0.01	0.01	0.01	0.01
Non-GAAP adjustments(8)	0.02	0.03	0.06	0.11
Adjusted pro forma earnings per fully exchanged share—diluted	$0.44	$0.27	$0.58	$0.40
(1)Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net income attributable to non-controlling interests.
(2)Expenses incurred related to Shack closures during fiscal 2024.
(3)Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K.
(4)Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.
(5)Expenses incurred to establish accruals related to the settlements of legal matters.
(6)Expenses incurred for professional fees related to non-recurring matters.
(7)Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 23.6% and 23.1% for the thirteen and twenty-six weeks ended June 25, 2025, respectively, and 24.1% and 18.4% for the thirteen and twenty-six weeks ended June 26, 2024, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction.
(8)Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted pro forma net income above, for additional information.